Taxation - Summary of deferred tax balances (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Components of Deferred Tax Assets
Net operating loss carry forwards	¥ 2,169,041	$ 340,370	¥ 1,564,287
Accrued expenses and others	38,457	6,035	33,320
Total deferred tax assets	2,207,498	346,405	1,597,607
Less: valuation allowance	¥ (2,207,498)	$ (346,405)	¥ (1,597,607)	$ (250,700)	¥ (1,263,732)	¥ (650,685)